Exhibit 10.4

DISTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT

(Interest in Tallgrass Energy GP, LP)

This DISTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of             , 2015, is entered into by and among Tallgrass Energy Holdings, LLC, a Delaware limited liability company (“Assignor”), and each of the members of Assignor listed in Exhibit A hereto (each, an “Assignee”; collectively, the “Assignees”). Assignor and the Assignees may be referred to individually as a “Party” or collectively as the “Parties.” Capitalized terms used herein and not otherwise defined have the meaning given in the Limited Partnership Agreement of Tallgrass Energy GP, LP, a Delaware limited partnership (the “Partnership”), dated as of February 19, 2015 (as may hereafter be amended, supplemented or modified, the “Partnership Agreement”).

RECITALS

A. Assignor owns 100% of the issued and outstanding limited partner interest in the Partnership (the “Subject Interest”).

B. Following the consummation of the transactions contemplated by this Agreement, the Assignees and TEGP Management, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), intend to enter into a First Amended and Restated Limited Partnership Agreement, which will, among other things, create Class A shares of the Partnership to be issued in the initial public offering of the Partnership (the “IPO”).

C. In preparation for the IPO, Assignor desires to distribute the Subject Interest pro rata to the Assignees, and each Assignee desires to receive its respective pro rata portion of the Subject Interest and to become a limited partner in the Partnership.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Assignment of the Subject Interest. Assignor hereby grants, bargains, conveys, assigns, transfers, sets over and delivers to each Assignee the percentage of the Subject Interest in Partnership set forth oppose such Assignee’s name in Exhibit A hereto, and each Assignee hereby accepts its pro rata portion of the Subject Interest.

2. Limited Partner. In connection with its acceptance of its pro rata portion of the Subject Interest, each Assignee desires and agrees to become a limited partner in the Partnership and agrees to be bound by the terms and conditions of the Partnership Agreement as a limited partner and assumes all rights and obligations associated therewith.

3. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and assigns.

4. Governing Law. This Agreement and the transactions contemplated hereby will be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

5. Further Assurances. The Parties agree to execute all instruments and to take all actions that are reasonably necessary to effect the transactions contemplated hereby.

6. Counterparts. This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

ASSIGNOR:

TALLGRASS ENERGY HOLDINGS, LLC

By:
David G. Dehaemers, Jr.
President and Chief Executive Officer

Signature Page to

Distribution, Assignment and Assumption Agreement

(Interest in Tallgrass Energy GP, LP)

ASSIGNEE:

KIA VIII (Rubicon), L.P.

By:	KIA VIII (Rubicon) GP, L.P.,
its general partner

By:	Kelso GP VIII, LLC,
its general partner

By:
James J. Connors, II
Managing Member

ASSIGNEE:

KEP VI AIV (Rubicon), LLC

By:
James J. Connors, II
Managing Member

ASSIGNEE:

TALLGRASS HOLDINGS LLC

By:	EMG Fund II Management, LP,
its manager

By:	EMG Fund II Management LLC
its general partner

By:
John T. Raymond
Chief Executive Officer

Signature Page to

Distribution, Assignment and Assumption Agreement

(Interest in Tallgrass Energy GP, LP)

ASSIGNEE:

TALLGRASS KC, LLC

By:
David G. Dehaemers, Jr.
Manager

ASSIGNEE:

WYLIE VENTURES, LLC

By:
Forrest E. Wylie
Sole Member

ASSIGNEE:

HOBBS VENTURES LLC

By:
Charles Scott Hobbs
Sole Member

Signature Page to

Distribution, Assignment and Assumption Agreement

(Interest in Tallgrass Energy GP, LP)

Exhibit A

Name and Address of Assignee	Percentage of Subject Interest in Tallgrass Energy GP, LP Transferred to Assignee
KIA VIII (Rubicon), L.P. 320 Park Avenue, 24th Floor New York, New York 10022		%

KEP VI AIV (Rubicon), LLC 320 Park Avenue, 24th Floor New York, New York 10022		%

Tallgrass Holdings LLC c/o The Energy & Minerals Group 811 Main Street, Suite 4200 Houston, Texas 77002		%

Tallgrass KC, LLC 6640 West 143rd Street, Suite 200 Overland Park, Kansas 66223		%

Wylie Ventures, LLC c/o Forest E. Wylie Eight Greenway Plaza, Suite 1025 Houston, TX 77046		%

Hobbs Ventures LLC c/o C. Scott Hobbs Energy Capital Advisors LLC 118 N. Tejon St., Suite 211 Colorado Springs, CO 80903		%

TOTAL	100%